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                                                                      Exhibit 23

                       Consent of Independent Accountants

     We consent to the incorporation by reference in Registration Statement No. 333-02565 on Form S-8 of our report on the financial statements included in the annual report on Form 11-K of FIRST COMMERCIAL CORPORATION 401(K) PLAN for the year ended December 31, 1998.

                                     /s/ Baird, Kurtz & Dobson


Little Rock, Arkansas
June 29, 1999